Intangible assets – as restated	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Intangible assets – as restated

7	Intangible assets – as restated

Common-Control Transfer and Initial Recognition

In February 2023, the Company completed a transaction under common control whereby intellectual property was transferred from Davion Healthcare Limited (United Kingdom) to the Company. For accounting purposes, the transfer has been accounted for as a transfer between entities under common control because control of the intellectual property remained unchanged before and after the transaction.

Accordingly, the intellectual property has been recognised at the predecessor entity's carrying amount immediately prior to the transfer, rather than at the contractual consideration or any fair value. The carrying amount represents the historical carrying value of the intellectual property as recognised in the financial statements of Davion Healthcare Limited (United Kingdom), with continuity of the predecessor's accounting basis.

The Company has therefore revised the historical accounting treatment to reflect the predecessor carrying value of the intellectual property from the date of transfer. Subsequent to initial recognition under this accounting basis, the intellectual property is amortised over its estimated useful economic life of ten years commencing from the date of transfer on 6 February 2023, with amortisation recognised in profit or loss.

This revision reflects the accounting basis required for these financial statements and does not affect the legal ownership of the intellectual property, the underlying transfer agreement, the consideration issued, or the Company's commercial rights to develop and exploit the intellectual property.

Subsequent Expenditure

Since the transfer of the intellectual property rights, the Company invested further in the enhancement and development of the intellectual property; however, none of these costs met the recognition criteria under IAS 38 due to there being no active market in accordance with “IAS” 38. These costs primarily related to technical refinement and commercialization readiness. Footflow and ThermaDerm were added to the Company's product portfolio and the regulatory registration for BreastCheck, Testic, Footflow and ThermaDerm was established with the U.S. Food and Drug Administration (FDA), the EU under the CE mark, and the UK Regulatory authority under the UKCA mark, enabling future commercialisation of the related products. In 2025, the Company entered into an intellectual property licensing arrangement with NeuRX Health Inc. (“NeuRX”) which contemplated future license and royalty revenues. As a result, the Company adopted an accounting policy for revenue recognition in accordance with IFRS 15 – Revenue from Contracts with Customers. No revenue was recognised under the arrangement during the year ended December 31, 2025. Subsequent to the reporting period, the Company terminated the NeuRX agreement. See Subsequent Events for further information.

The Company’s intellectual property rights at December 31, 2025 and 2024 are as follows:

Predecessor Carry Amount
€
BreastCheck IP Rights	2,813,819
Tricos IP Rights	46,896
Testic IP Rights	46,896
Davion Masks IP Rights	70,345
Bio-Genex IP Rights	46,896
Merit IP Rights	23,452
Total	3,048,304

	2025	2024
	€	€
Carrying value at beginning of year	2,489,448	2,794,279
Additions	–	–
Amortization charge	(304,830)	(304,830)
Impairment loss	–	–
Foreign currency translation adjustment	–	–
Carrying value at end of year	2,184,618	2,489,448

Useful life assessment

The Company's intellectual property consists of proprietary technologies, patents and related know-how underlying the Company's testing platform.

Management has determined that the intellectual property has a finite useful life of 10 years. In assessing the useful life, management considered the expected period over which the technology is anticipated to contribute to future cash flows, the pace of technological developments within the industry, the expected commercial life of the underlying products and the legal and economic characteristics of the intellectual property portfolio.

The intellectual property is initially recognised at cost and is subsequently measured using the cost model. The asset is amortised on a straight-line basis over its estimated useful life of 10 years, which management believes reflects the pattern in which the future economic benefits of the asset are expected to be consumed.

The useful life and amortisation method are reviewed at least annually and revised prospectively where appropriate. The intellectual property is also assessed for impairment whenever indicators of impairment exist.

Impairment assessment

The Company performed its annual impairment assessment using a value-in-use model, which incorporates projected future cash flows that are expected to be generated through direct commercialization, licensing and distribution arrangements. licensing revenues and related royalties associated with the Company’s intellectual property that are yet to be launched. The Company’s assessment is based in part on management’s evaluation, which incorporates information derived from a third party valuation prepared for inter management’s internal use, together with externally observable evidence, including the execution of an arm’s length licensing agreement with a third party. While management has applied judgment in assessing the methodologies and assumptions utilized by the third party valuation specialist, the Company does not rely on internal equity valuations, implied market capitalization or internally generated valuation multiples in assessing recoverability.

References to assumptions for estimating cash flows, discount rates and valuation techniques are solely for purposes of impairment testing under IAS 36 and do not represent a fair value measurement under IFRS 13.

For 2025, the key assumptions used in our discounted cash model included:

•	management’s projected cash flows for the period 2026 through 2031, including revenues and operating margins from contractual license terms and expected future product launches.
•	a terminal value calculated using a 2.5x EBIT multiple
•	a progressively increasing discount rate reflecting the early-stage nature and risk of the Company’s product commercialization strategy 30% - 47.5%.

The impairment test requires management to make significant estimates and assumptions regarding projected cash flows, inclusive of product commercialization timelines, expected market penetration, licensing revenue growth, royalty structures, as well as risk adjusted discount rates reflecting the risk profile of the business. Management's forecasts reflect the Company's current commercialization strategy and assumptions regarding product launch timing, market penetration, direct sales and potential third-party manufacturing, licensing and distribution arrangements. These assumptions involve significant judgement and actual results may differ materially from the estimates used.

Management performed sensitivity analysis on the underlying key assumptions related to the projected cash flows and the risk adjusted discount rates. Management has determined that, while the recoverable amount of the CGU is sensitive to changes in certain key assumptions, reasonably possible changes in those assumptions, based on management’s assessment, would not be expected to result in the carrying amount of the CGU exceeding its recoverable amount as of the reporting date. Based on the impairment testing performed, the recoverable amount of the intellectual property exceeded the carrying amount of the intellectual property at December 31, 2025. Accordingly, no indicators of impairment were identified and as a result, no impairment loss was recorded at December 31, 2025 and 2024.